Discontinued operations - Schedule of Assets and Liabilities of Disposal Group Classified as Held for Sale (Details) - Disposal groups classified as held for sale [Member] - CNY (¥) ¥ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets classified as held for sale
Cash and cash equivalents	¥ 1,069	¥ 89
Trade receivables, net	0	34,414
Inventories	0	1,181
Prepayments, other receivables and other assets, net	3,079	19,342
Total assets of disposal group held for sale	4,148	55,026
Liabilities directly associated with assets classified as held for sale
Borrowings	0	(10,000)
Trade payables	(6,912)	(37,666)
Other payables and accruals	(991)	(2,920)
Total liabilities of disposal group held for sale	¥ (7,903)	¥ (50,586)